SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 2,1999

                       WESTERN TECHNOLOGY & RESEARCH, INC.
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              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     WYOMING                        0-22597                   832-73780
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 (STATE OR OTHER                 (COMMISSION                (IRS EMPLOYER
  JURISDICTION OF                FILE NUMBER)             IDENTIFICATION NO.)
  FORMATION)



 946 WEST PENN AVENUE, ROBESONIA, PA                                    19551
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 693-3114
                                                        --------------

801 EAST A STREET, CASPER, WYOMING                                    82601
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         As of December 30, 1998, Western Technology & Research, Inc. (the "Issuer"), Cimnet, Inc. ("Cimnet") and Cimnet Acquisition Corp. ("MergerSub") entered into an Agreement and Plan of Merger, pursuant to which MergerSub merged with and into Cimnet (the "Merger") on March 2, 1998. As a result of the Merger,
(i) Cimnet became a wholly owned subsidiary of the Issuer, (ii) the stockholders of Cimnet became the beneficial owners of an aggregate of 4,430,000 shares of Issuer common stock or 85.5% of the total shares of Issuer's common stock outstanding and (iii) a new board of directors was appointed consisting of John
D. Richardson, David Birk and Andrew Roosevelt. Previously, Messrs. Zennith S. Merrit and Thomas M. Hockaday were the directors of the Company. As a result of the Merger, Mr. Richardson beneficially owns 3,645,000 shares of the Issuer's common stock, or 70.4% of the shares outstanding, and Mr. Roosevelt beneficially owns 20,000 shares of the Issuer's common stock, or .4% of the shares outstanding . Mr. Richardson is also the Chief Executive Officer of the Issuer and Cimnet.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         See Item 1. above for a description of the Merger. As of March 2, 1999, the Issuer has relocated its executive offices to 946 West Penn Avenue in Robesonia, PA 19551.

         Cimnet is engaged in the development, marketing, and sale of computer hardware and software for the manufacturing industry. The Company's software, sold under the Cimnet(R) brand name, is a manufacturing execution system (MES) for discrete manufacturers, which enable factories to monitor work flows on a real-time basis, ultimately becoming "paperless factories." The Company's software and hardware products enable manufacturers to gather and display information about the manufacturing process and permits workers to interact and control that process. As a result, customers reduce operating costs and enhance product quality by providing real-time information throughout the manufacturing enterprise.

         The Company's core software products are DNC PROFESSIONAL, CIMNET(R) FOLDERs, anD CIMNET(R) FRONT OFFice. In addition, the Company offers a line of hardware products that complement and support the direct numerical control (DNC) and machine-monitoring portions of its software products. The software products currently run on Windows(R) 3.1 and Windows(R) 95, Hewlett Packard UNIX systems (HP-UX 9.x or 10.x), and the Sun Microsystems OS/Solaris. The Company also provides computer consulting, maintenance services, and custom software development on a contract basis.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

         Financial Statements required under this Item 7 will be filed upon completion, but not later than sixty (60) days from the date this report is required to be filed.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                   WESTERN TECHNOLOGY & RESEARCH, INC.



                                   By: /s/ JOHN D. RICHARDSON, III
                                       --------------------------------------
                                   Name:   John D. Richardson, III
                                   Title:  Chief Executive Officer


Dated:  March 10, 1999


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